Intellinetics

NYSE American: INLX

Investor Presentation

May 1, 2023




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Intellinetics Named One of The Americas' Fastest Growing Companies by the Financial Times

April 03, 2023 04:06 PM Eastern Daylight Time

COLUMBUS, Ohio--(BUSINESS WIRE)--Intellinetics, Inc. (NYSE American: INLX), a digital transformation solutions provider, has been recognized by the Financial Times as one of "The Americas' Fastest Growing Companies 2023." Intellinetics debuts on the list at number 162nd among 500 other companies dominating in their respective sectors.

"This accomplishment reflects our continued momentum during turbulent conditions. Our company weathered the pandemic very successfully, which validates our business model and is a testament to our employees and the value we provide our clients during their digital transformation journeys. We are poised to continue to grow in 2023."

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This fourth annual list ranks companies in the Americas based on the highest compound annual growth in revenues from 2018 to 2021 covering a period when the region's economies were powering out of the pandemic. Software and IT is the sector most represented on the list, making up 27 per cent of the fastest-growing companies. Intellinetics ranked 41 out of 134 other technology companies making the publication including DocuSign, Zoom, Twitter, and DoorDash.

"It's a great feeling to be ranked in the top 30% in both the technology sector and overall on the Financial Times list," stated James F. DeSocio, President & CEO of Intellinetics. "This accomplishment reflects our continued momentum during turbulent conditions. Our company weathered the pandemic very successfully, which validates our business model and is a testament to our employees and the value we provide our clients during their digital transformation journeys. We are poised to continue to grow in 2023."

The awards list was announced on March 28, 2023, and can currently be viewed on the Financial Times website.

Ranked

162nd out of Top 500

41st out of 134
Tech Companies

Investor Highlights

Intellinetics enables digital transformation, using digital technologies to enhance business processes to meet changing business and market requirements.

Large and growing addressable market

- Business Process Outsourcing (BPO) market estimated at $90B in North America, growing at 8.6% CAGR[1]
- Multi-billion dollar Enterprise Content Management (ECM) market estimated at $5B, growing at 14% CAGR[1]
- U.S. Digital Transformation market estimated at $110B, growing at 20.7% CAGR[1]

Company has rapidly grown revenue and adjusted EBITDA[2]

(millions)	2019	2020	2021	2022
Revenue	$ 2.5	$ 8.3	$ 11.5	$ 14.0
Net Income	$ (2.1)	$ (2.2)	$ 1.4	$ 0.0
Adj EBITDA	$ (0.9)	$ 0.8	$ 1.7	$ 2.4

Company has successful track record of acquisitions

- 2022 acquisition of Yellow Folder doubles our K-12 customer base
- 62% of INLX revenue is now recurring[2]

Strong balance sheet

- $2.7M in cash at 12/31/22;
- Gross working capital of $4.9M

NYSE American	INLX
Stock Price (3/30/23)	$4.02
Market Cap	$16.8M
52-week range	$3.25-$11.94
Shares Outstanding	4.07M
% Held by Insiders	31%
Avg. Volume (3 Mo)	4.1k

[1] See slide 5 for additional detail
[2] Please see the appendix for more information about our Adjusted EBITDA and recurring revenue metrics.

Digital Transformation

Digital transformation is the process of using digital technologies to create new — or modify existing — business processes, culture, and customer experiences to meet changing business and market requirements.

This reimagining of business in the digital age is digital transformation.

“ It's Time for **Digital Government** ” - **2021 Forrester Report**

62% of government decision makers said the pandemic forced accelerated investment in digital transformation.

66% of government decision makers said the agency will maintain accelerated digital transformation progress as the pandemic subsides.

Untold amounts of organizational data is locked in file cabinets, boxes, and storage locations of all shapes and sizes.

Digital chaos (SharePoint/ Dropbox/ Google Docs/ Etc.) is even more challenging: where is my data and how can I access it to add value to my organization?

Intellinetics Unlocks Organizational Data Creating a Digital Asset

U.S. Digital Transformation Opportunity



U.S. Digital Transformation Market
Size, by solution, 2020-2030 (USD Billion)
$95.1B
$95.1B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Analytics
Cloud Computing
Mobility
Social Media
Others
GRAND VIEW RESEARCH
20.7%
U.S. Market CAGR, 2022-2030
Source: www.grandviewresearch.com



N. America Business Process Outsourcing Market
Size, by service type, 2020-2030 (USD Billion)
$85.2B
$89.8B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Finance & Accounting
Human Resources
KPO
Procurement & Supply Chain
Customer services
Others
GRAND VIEW RESEARCH
8.6%
N. America Market CAGR, 2022-2030
Source: www.grandviewresearch.com



North America Enterprise Content Management Market Size, 2017-2028 (USD Billion)
3.53
3.98
4.42
5.01
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
www.fortunebusinessinsights.com

Intellinetics Meets Market Needs

Solutions and Services that Enable and Accelerate Digital Transformation
Unlock Organizational Data into a Digital Asset

Document Processing

- Document Scanning Microfiche/Film
- Scan on Demand
- Records Storage

IntelliCloud Software Suite

- Content Management (ECM)
- Workflow Automation
- Digital Forms
- Payables Automation
- Advanced Capture

Business Process Outsourcing

- Digital Mailroom
- Claims Processing
- Billing and Invoice Services
- Inbound Document Processing

Successful Track Record of Value-Added Acquisitions

Acquisitions have accelerated growth and enabled a transition to a SaaS model



$2.5
$8.0
$8.7
$7.4
$5.2
$6.0
$5.1
$1.8
$2.5
$3.0
$3.5
$4.1
2019
2020
2021
2022
1
2
3
INLX
GSI
YellowFolder
Recurring

1 Recurring revenue now represents **approx. 62%** of total revenue[3]

2 Acquisitions have added almost $10M in incremental, profitable revenue

3 Core business has grown approx. 17% on an annual basis

Combined Company: 466 New Orders
- 121 New Logos
- 27% Growth over FY21

Total Contract Value[4] of $7.7M
- 25% Growth over FY21

Acquisition-based revenue breakdown is unaudited and based on internal estimates and assumptions. Revenue is assigned to the sales team in the case of cross-selling revenue that originates from one sales team but pertains to a different product or service.

[3] Please see the appendix for more information about our recurring revenue metrics.
[4] Please see the appendix for more information about the way we calculate and use Total Contract Value (TCV).

Platform for Growth

Record Year in 2022
- Grew revenue & Adj EBITDA to record levels
- Successfully integrated cross-selling opportunities with acquisitions
- Vastly expanded document conversion capabilities, adding scanning, BPO and storage services

Launched new solutions/products
- Business Process Outsourcing
- Intellinetics Payable Automation Solution (IPAS)
- Enhanced cross-selling opportunities

Acquired YellowFolder in April, 2022
- 62% of revenue was recurring for 2022[5]
- 27% of revenue was SAAS for 2022

M&A is a part of continuing overall strategy
- Proven we can do this successfully
- Targeting acquisitions to expand product offering and geographical reach



Order Growth
Count
Orders
TCV
Rev
$M
500
400
300
200
100
0
$15
$13
$11
$9
$7
$5
$3
$1
$8.3
$11.5
$14.0
231
343
466
3.2
5.8
7.7
2020
2021
2022



63%
5%
18%
7%
7%
County and State Gov.
Municipalities
K-12
Healthcare
Other

[4] Please see the appendix for more information about the way we calculate and use Total Contract Value (TCV).
[5] Please see the appendix for more information about our recurring revenue metrics.

SaaS and Recurring Revenue: Building to the Future

Approximately **62%** of total revenue is now recurring[5], improving predictability and profitability



15
13
11
9
7
5
3
1
-1
$ in millions
$0.8
$1.8
$3.2
$5.1
$5.4
$6.0
$5.3
$8.7
2019
2020
2021
2022
Recurring
Non-recurring



2022 Revenue
38%
Non-recurring
27%
SaaS
10%
Support
19%
BPO
6%
Storage

[5] Please see the appendix for more information about our recurring revenue metrics.

Intellinetics
KNOWLEDGE IN MOTION

Income Statement

	12 mos ended Dec 31			
$ 000's	2022	2021	2020	2019
Revenues	14,017	11,460	8,253	2,536
• *Revenue Growth*	*22%*	*39%*	*225%*	
Cost of revenues	5,108	4,517	3,262	568
Gross profit	8,909	6,943	4,991	1,968
• *GP %*	*64%*	*61%*	*60%*	*78%*
Earnout fair value	88	141	1,555	-
Transaction costs	355	-	636	-
Operating expenses	7,639	5,837	4,838	3,121
Operating profit(loss)	8,082	965	(2,038)	(1,153)
Debt extiguishment gain	-	845	287	-
Interest expense	(803)	(452)	(637)	(980)
Income tax benefit	-	-	188	-
Net income(loss)	24	1,358	(2,200)	(2,133)
Adj EBITDA*	2,414	1,670	803	(857)

*see reconciliation to Adjusted EBITDA at Appendix

Balance Sheet and Capital Structure

Balance Sheet	12/31/2022	12/31/2021
Cash	$2.7M	$1.8M
Total Assets	$19.9M	$12.0M
Deferred Revenues	$2.7M	$1.2M
Debt	$4.0M	$2.0M
Total Liabilities	$11.4M	$9.3M

Shares Outstanding: **4.07M**

Weighted Avg Diluted Shares: **4.16M**

Preferred Stock: **NONE**

Warrants: **0.26M**

Insider Ownership: **31.3%**

Proven Leadership



Jim DeSocio
President and
Chief Executive Officer

XRS – EVP Field Operations
- Launched new mobile solution that changed the dynamics in Fleet Logistics space, selling 462 new customers in 22 months
- Successfully closed on sale of XRS to Omnitracs (Vista Equity Company) in October 2014

Antenna Software – EVP Sales and Business Development
- Grew bookings from $8M to $40M in four years
- Antenna sold to Pegasystems

Lawson Software – EVP Global Operations
- Grew company revenue 62% to $428M in three years
- Successful IPO in 2001



Matt Chretien
Co-Founder of Intellinetics and
Chief Strategy Officer

More than 20 years of experience in technology sales, consulting and software product life cycle management in the aerospace, public safety, government and select commercial markets.



Joe Spain
Chief Financial Officer

nChannel, Inc. – CFO
- Two years with angel-backed SAAS start-up

Mettler-Toledo International, Inc. – Head of Finance
- Head of finance for Canada (7 yrs.), Australia (4 yrs.) subsidiaries

KPMG
- Six years in public company accounting

Thank You!

Jim DeSocio, President and CEO
Joe Spain, CFO
NYSE American: INLX


NEW YORK STOCK EXCHANG

Appendix

Non-GAAP Financial Measure

Intellinetics uses non-GAAP Adjusted EBITDA as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP).

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company.

Adjusted EBITDA: Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Intellinetics urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Loss, which is included in this press release, and not to rely on any single financial measure to evaluate Intellinetics' financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define "Adjusted EBITDA" as earnings before interest expense, any income taxes, depreciation and amortization expense, stock-based compensation, note conversion and note or equity offer warrant or stock expense, gain or loss on debt extinguishment, change in fair value of contingent consideration, and transaction costs.

	For the Three Months Ended December 30	
	2022	2021
Net Income (GAAP)	$200,784	$26,295
Interest expense, net	$209,758	$112,775
Depreciation and amortization	$218,947	$111,693
Stock-based compensation	$118,999	$22,959
Change in fair value of earnout liabilities	$(57,347)	-
Adjusted EBITDA	$691,141	$337,925

	For the Twelve Months Ended December 30	
	2022	2021
Net Income (GAAP)	$24,027	$1,357,951
Interest expense, net	$803,294	$452,120
Depreciation and amortization	$722,197	$413,932
Stock-based compensation	$421,450	$149,753
Transaction costs	$355,281	-
Change in fair value of earnout liabilities	$87,652	$141,414
Gain on extinguishment of debt	-	$(845,083)
Adjusted EBITDA	$2,413,901	$1,670,087

Appendix

Recurring Revenue: Recognized revenue for any applicable period that we characterize as being recurring in nature, without regard to contract start or end dates or renewal rates. It includes the following revenue types: SaaS subscription agreements, maintenance contracts related to perpetual software licenses, storage and retrieval services, and professional services revenues in the nature of business process outsourcing. It excludes revenues of a type that are not expected to recur, primarily perpetual licenses, most document conversion services, and other professional services that are project based. Recurring revenue is not determined by reference to deferred revenue, unbilled revenue, or any other GAAP financial measure over any period, so the Company has not reconciled the Recurring Revenues to any GAAP measure. Recurring revenue should not be extrapolated into a precise prediction of future revenues, because it does not take into account our contract start and end dates and our renewal rates. Management believes that reviewing this metric, in addition to GAAP results, helps investors and financial analysts understand the value of Intellinetics' recurring revenue streams versus prior periods.

Reconciliation of revenues to recurring revenues

	For the years ended December 31, 2022	2021
Revenues as reported:		
Sale of software	$ 159,084	$ 78,450
Software as a service	4,017,409	1,441,683
Software maintenance services	1,387,885	1,350,470
Professional services	7,357,937	7,468,716
Storage and retrieval services	1,094,613	1,120,946
Total revenues	$ 14,016,928	$ 11,460,265
Revenues – recurring only:		
Sale of software – recurring	$-	$-
Software as a service – recurring	3,723,409	1,267,683
Software maintenance services – recurring	1,387,885	1,350,470
Professional services – recurring	2,685,208	2,639,840
Storage and retrieval services – recurring	884,653	786,647
Total recurring revenues	$ 8,681,155	$ 6,044,640
Revenues – non-recurring only:		
Sale of software – non-recurring only	$ 159,084	$ 78,450
Software as a service – non-recurring only[1]	294,000	174,000
Software maintenance services – non-recurring only	-	-
Professional services – non-recurring only	4,672,729	4,828,876
Storage and retrieval services – non-recurring only	209,960	334,299
Total non-recurring revenues	$ 5,335,773	$ 5,415,625
Total recurring and non-recurring revenues	$ 14,016,928	$ 11,460,265

Note 1 – Software as a service non-recurring revenue is comprised of professional services setup fees which are recognized ratably over the initial contract period. They do not renew, and are therefore non-recurring. Under ASC 606, they are deemed essential to the functionality of the subscription Software as a service, and are therefore recognized together with the subscription Software as a service revenue.

Appendix

Total Contract Value: Estimated total future revenues from contracts signed during the period. This refers to contracts or projects that have been awarded by our customers, and it presumes the provision of all software, subscription services, and/or professional services, with no termination of any awarded contracts. There can be no guarantee that all work will be completed during any fiscal period, or that the contracts will not be terminated before all the estimated future revenues are earned, received, and/or recognized. Total Contract Value is a performance measure that the Company believes provides useful information to its management and investors as it allows the Company to better track the Company's current sales performance, without any adjustment to exclude revenues that will not be earned, received, or recognized until future periods. Total Contract Value includes new sales in all our revenue categories, including SaaS, perpetual software licenses, maintenance, storage and retrieval, and professional services, to new or existing customers. It excludes renewals (and price increases on renewals if any). Total Contract Value is not a substitute for total revenue. There is no GAAP measure that is comparable to Total Contract Value, so the Company has not reconciled the Total Contract Value to any GAAP measure.